UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. __)

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PROVECTUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

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7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

Notice of 2007 Annual Meeting of Stockholders

To Be Held on June 21, 2007

To Our Stockholders:

We will hold the 2007 annual meeting of the stockholders of Provectus Pharmaceuticals, Inc. on Thursday, June 21, 2007, beginning at 3:00 p.m. Eastern time, at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902. The annual meeting is being held for the following purposes:

1.	To elect four directors to serve on our Board of Directors for a one-year term; and

2.	To transact any other business that properly comes before the annual meeting.

Only stockholders of record as of the close of business on April 24, 2007 will be entitled to notice of and to vote at the annual meeting.

You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

                                            By order of the Board of Directors,

                                            /s/ Peter R. Culpepper
                                            Peter R. Culpepper
                                             Secretary

April 27, 2007

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR
2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2007

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc., for the annual meeting of stockholders to be held on Thursday, June 21, 2007, beginning at 3:00 p.m. Eastern time, at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee.

We are mailing this proxy statement, together with a form of proxy and our annual report on Form 10-KSB for the year ended December 31, 2006, beginning on April 27, 2007.

  About the Annual Meeting

 What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will act upon the following matter:

•	The election of four directors to serve on our Board of Directors for a one-year term.

     Who is entitled to vote?

Only stockholders of record at the close of business on April 24, 2007, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the annual meeting.

    What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of the common stock outstanding on the record date will constitute a quorum. As of the record date, there were 45,450,619 outstanding shares of common stock. Shares held by stockholders present at the annual meeting who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the annual meeting.

    How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote in person at the meeting. If you hold your shares in a brokerage account or in “street name” and you wish to vote at the annual meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

    Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a “street name” stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although your attendance at the annual meeting will not by itself revoke a previously granted proxy.

 What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of each of the four candidates nominated to serve on our Board of Directors for a one-year term.

If any other business is properly brought before the annual meeting, the proxies will vote your shares as the Board of Directors recommends. If the Board does not give a recommendation, the proxies will vote your shares as they may determine in their own discretion.

 What vote is required to approve each item?

  Election of Directors

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. If you are present at the meeting and you abstain from voting for one or more directors, your shares will not be counted in the vote for any nominee, although they will be counted for the purpose of determining whether there is a quorum present. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will be treated as an abstention with respect to voting on the director or directors.

In general, if you hold shares of common stock in “street name” through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute “broker non-votes” as to the matter. In the election of directors, brokers generally have discretion to vote your shares even in the absence of express instructions from you. As to all matters, a broker non-vote will have the same effect as an abstention.

Stock Ownership

Directors, Executive Officers and Other Stockholders

The table below shows the amount of our common stock beneficially owned as of April 24, 2007 by each of our directors and officers, all executive officers and directors as a group, and each person whom we believe beneficially owns more than 5% of our outstanding voting stock.

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Class (3)
Directors and Executive Officers:
H. Craig Dees	2,647,858	(4)	5.7%
Timothy C. Scott	2,605,965	(5)	5.6%
Eric A. Wachter	3,255,684	(6)	7.0%
Peter R. Culpepper	1,049,999	(7)	2.3%
Stuart Fuchs	926,418	(8)	2.0%
All directors and executive officers as a group (5 persons)	10,485,924	(9)	20.8%
Other Stockholders:
Dr. Donald E. Adams 370 Crestmont Drive San Luis Obispo, CA 93401	6,656,250	(10)	14.1%
Gryffindor Capital Partners I, L.L.C. 150 North Wacker Drive, Suite 800 Chicago, IL 60606	5,552,918	(11)	11.3%

(1)  If no address is given, the named individual is an executive officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931.

(2)  Shares of common stock that a person has the right to acquire within 60 days of April 24, 2007 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)  As of April 24, 2007, there were 45,450,619 shares of common stock issued and outstanding.

(4)  Dr. Dees’ beneficial ownership includes 536 shares held by Dees Family Foundation, an entity established for the benefit of Dr. Dees’ family, and 1,224,999 shares subject to   options which are exercisable within 60 days.

(5)  Dr. Scott’s beneficial ownership includes 55,996 shares held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott’s family,  and 1,249,999 shares subject to options which are exercisable within 60 days.

(6)      Dr. Wachter’s beneficial ownership includes 4,867 shares held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 1,024,999 shares subject to options which are exercisable within 60 days. Dr. Wachter’s beneficial ownership also includes 330,881 shares of Common Stock underlying Warrants.

(7)      Mr. Culpepper’s beneficial ownership includes 984,418 shares subject to options which are exercisable within 60 days.

(8)  Mr. Fuchs’ beneficial ownership includes 226,459 shares held by SFF Limited Partnership, a limited partnership of which Mr. Fuchs is the general partner; 348,499 shares in an IRA of Mr. Fuchs; 125,000 shares subject to options which are exercisable within 60 days and 226,460 shares held by Gryffindor Capital Partners I, L.L.C., a Delaware limited liability company of which Mr. Fuchs is the managing principal (“Gryffindor”).

(9)      Includes 4,609,415 shares subject to options which are exercisable within 60 days.

(10)    Dr. Adams’ beneficial ownership includes 5,006,250 shares directly held. Dr. Adams’ beneficial ownership also includes 1,650,000 shares of Common Stock underlying Warrants.

(11)     Gryffindor’s beneficial ownership includes 1,559,793 shares directly held and 226,459 shares held by SFF Limited Partnership, a limited partnership of which Stuart Fuchs, one of  our directors, is the general partner. Gryffindor disclaims beneficial ownership of the shares held by SFF Limited Partnership. Gryffindor’s beneficial ownership also includes 3,766,666 shares of Common Stock underlying Warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from reporting persons, we believe that SEC beneficial ownership reporting requirements for 2006 were met.

Proposal 1:
Election of Directors

The persons listed below have been nominated by the Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2008. Each nominee has consented to serve on the Board of Directors. If any nominee were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by the Board of Directors.

H. Craig Dees, Ph.D., 55, has served as our Chief Executive Officer and as a member of our Board of Directors since we acquired Provectus Pharmaceuticals, Inc., a privately held Tennessee Corporation, on April 23, 2002. Before joining us, from 1997 to 2002 he served as senior member of the management team of Photogen Technologies, Inc., including serving as a member of the Board of Directors of Photogen from 1997 to 2000. Prior to joining Photogen, Dr. Dees served as a Group Leader at the Oak Ridge National Laboratory, and as a senior member of the management teams of LipoGen Inc., a medical diagnostic company which used genetic engineering technologies to manufacture and distribute diagnostic assay kits for auto-immune diseases, and TechAmerica Group Inc., now a part of Boehringer Ingelheim Vetmedica, Inc., the U.S. animal health subsidiary of Boehringer Ingelhem GmbH, an international chemical and pharmaceutical company headquartered in Germany. He earned a Ph.D. in Molecular Virology from the University of Wisconsin - Madison in 1984.

Timothy C. Scott, Ph.D., 49, has served as our President and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, Dr. Scott was as a senior member of the Photogen management team from 1997 to 2002, including serving as Photogen’s Chief Operating Officer from 1999 to 2002, as a director of Photogen from 1997 to 2000, and as interim CEO for a period in 2000. Before joining Photogen, he served as senior management of Genase LLC, a developer of enzymes for fabric treatment, and held senior research and management positions at Oak Ridge National Laboratory. Dr. Scott earned a Ph.D. in Chemical Engineering from the University of Wisconsin - Madison in 1985.

Eric A. Wachter, Ph.D., 44, has served as our Vice President - Pharmaceuticals and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin - Madison in 1988.

Stuart Fuchs, 60, has served as a member of our Board of Directors since January 23, 2003. He is the co-founder and managing principal of Gryffindor since January 2000, a Chicago-based venture capital firm. Before joining Gryffindor, he was a founding stockholder of several biotech companies, including Angiogen LLC (since 1998), which develops combinations of drugs to stimulate in vivo production of factors that inhibit the growth of blood vessels in tumors, and Nace Pharma LLC (since 1996), which develops drugs that employ novel drug delivery technologies. Through Nace Resources Inc., a Delaware corporation providing strategic and financial advice to companies in the technology sector, Mr. Fuchs has formed or participated in groups of investors on behalf of several companies, including Miicro Inc., Celsion Corp. and Photogen. Before founding Nace Resources Inc., he served for 19 years as an investment banker with Goldman, Sachs & Co., where he co-managed the firm’s public finance activities for the Midwest region. Before joining Goldman, Sachs & Co., Mr. Fuchs was a lawyer in private practice with Barrett Smith Schapiro & Simon in New York. Mr. Fuchs holds an A.B. degree from Harvard College and a J.D. from Harvard Law School and is a member of the Association of the Bar of the City of New York.

The Board of Directors recommends that the stockholders vote FOR each of the nominees for election to the Board of Directors named above.

Information about the Board of Directors

How often did the Board of Directors meet in 2006?

The Board of Directors met once and took action by unanimous written consent 14 times during 2006. Each Board member attended more than 75% of the total number of meetings of the Board and its committees on which he served. Members of the Board of Directors are encouraged to attend the annual meeting. All members of our Board attended the 2006 annual meeting of stockholders either in person or via telephone conference.

      How does the Board of Directors operate?

Because the Board of Directors consists of only four members and our operations remain amenable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees. None of the members of our Board of Directors is considered independent. The Board has not adopted either a nominating or audit committee charter.

The entire Board of Directors acts as our audit committee as permitted under Section 3(a)(58)(B) of the Securities Exchange Act of 1934 and as our nominating committee. The Board views its duties as an audit committee as follows:

•	Review recommendations of independent registered public accountants concerning our accounting principles, internal controls and accounting procedures and practices;

•	Review the scope of the annual audit;

•	Approve or disapprove each professional service or type of service other than standard auditing services to be provided by the registered public accountants; and

•	Review and discuss with the independent registered public accountants the audited financial statements.

The entire Board of Directors acts as our nominating committee. The Board has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. The Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the Securities and Exchange Commission. The Board screens all potential candidates in the same manner. The Board's review will typically be based on all information provided with respect to the potential candidate. The Board has not established specific minimum qualifications that must be met by a nominee for a position on the Board or specific qualities and skills for a director. For more information, please see the section entitled “Stockholder Proposals for 2008 Annual Meeting of Stockholders” below. Stockholders who wish to contact the members of the Board of Directors may do so by sending an e-mail addressed to them at info@pvct.com.

How are directors compensated?

Three of our four directors, Drs. Dees, Scott and Wachter, are also full-time employees. As discussed below under the heading “EXECUTIVE OFFICER COMPENSATION,” they are compensated for their service in those roles. Other than the options described below, they are not separately compensated for their service as directors.

Mr. Fuchs does not receive cash compensation for his service as a member of the Board of Directors, although he is reimbursed for expenses incurred in fulfilling his duties as a director, including attending meetings.

On the date of each annual meeting of stockholders, each member of the Board receives options exercisable for shares of our common stock. In 2006 each of our directors received 50,000 options.

Director Compensation Table For 2006

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stuart Fuchs	--	--	48,000	--	--	--	48,000

(1) Our other 3 directors are also full-time employees whose compensation is discussed below under the heading “Executive Officer Compensation.”

(2) A total of 50,000 stock options were granted at an exercise price of $1.02 which is the fair market price on the date of issuance. The options vested immediately on the date of grant and expire in 2016. For purposes of estimating the fair value of each stock option on the date of grant, the Company utilized the Black-Scholes option-pricing model.

Executive Officer Compensation

The table below shows the compensation for services in all capacities we paid during the year ended December 31, 2006 to our Chief Executive Officer and our two other most highly paid executive officers:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
H. Craig Dees, CEO	2006	333,333	127,308	--	459,208	--	--	30,288	950,137
Timothy C. Scott, President	2006	333,333	127,308	--	459,208	--	--	30,288	950,137
Eric A. Wachter, VP - Pharmaceuticals	2006	333,333	127,308	--	459,208	--	--	30,288	950,137

(1)   The value represented for each Named Executive is the aggregate compensation expense for such person’s stock options awards recognized by the Company during 2006 which include awards granted prior to 2006, for financial statement reporting purposes as computed in accordance with FAS 123R. The assumptions used in determining the listed valuations are provided in Part II of the Company’s Form 10-KSB for the fiscal year ended December 31, 2006 in Item 7 entitled Financial Statements at Footnote 5. Each named full-time employee is also a director of the Company. Included is each employee’s director compensation of 50,000 stock options granted at an exercise price of $1.02 which is the fair market price on the date of issuance. The options vested immediately on the date of grant and expire in 2016. For purposes of estimating the fair value of each stock option on the date of grant, the Company utilized the Black-Scholes option-pricing model which totaled $48,000 for the 50,000 options.

(2)   Other compensation represents unused vacation that was paid out.

  Other Executive Officer

   Peter R. Culpepper, 47, was appointed to serve as our Chief Financial Officer in February 2004. Previously, Mr. Culpepper served as Chief Financial Officer for Felix Culpepper International, Inc. from 2001 to 2004; was a Registered Representative with AXA Advisors, LLC from 2002 to 2003; has served as Chief Accounting Officer and Corporate Controller for Neptec, Inc. from 2000 to 2001; has served in various Senior Director positions with Metromedia Affiliated Companies from 1998 to 2000; has served in various Senior Director and other financial positions with Paging Network, Inc. from 1993 to 1998; and has served in a variety of financial roles in public accounting and industry from 1982 to 1993. He earned a Masters in Business Administration in Finance from the University of Maryland - College Park in 1992. He earned an AAS in Accounting from the Northern Virginia Community College - Annandale, Virginia in 1985. He earned a BA in Philosophy from the College of William and Mary - Williamsburg, Virginia in 1982. He is a licensed Certified Public Accountant in both Tennessee and Maryland.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
H. Craig Dees	59,375	--	--	0.32	2013	--	--	--	--
	25,000	--	--	0.60	2013	--	--	--	--
	225,000	75,000	--	1.10	2014	--	--	--	--
	25,000	--	--	0.95	2014	--	--	--	--
	75,000	225,000	--	0.64	2015	--	--	--	--
	100,000	200,000	--	0.75	2015	--	--	--	--
	25,000	--	--	0.62	2015	--	--	--	--
	66,666	133,334	--	0.94	2015	--	--	--	--
	50,000	--	--	1.02	2016	--	--	--	--
	--	1,000,000	--	1.02	2016	--	--	--	--
Timothy C. Scott	75,000	--	--	0.32	2013	--	--	--	--
	25,000	--	--	0.60	2013	--	--	--	--
	225,000	75,000	--	1.10	2014	--	--	--	--
	25,000	--	--	0.95	2014	--	--	--	--
	75,000	225,000	--	0.64	2015	--	--	--	--
	100,000	200,000	--	0.75	2015	--	--	--	--
	25,000	--	--	0.62	2015	--	--	--	--
	66,666	133,334	--	0.94	2015	--	--	--	--
	50,000	--	--	1.02	2016	--	--	--	--
	--	1,000,000	--	1.02	2016	--	--	--	--
Eric A. Wachter	75,000	--	--	0.32	2013	--	--	--	--
	25,000	--	--	0.60	2013	--	--	--	--
	120,920	75,000	--	1.10	2014	--	--	--	--
	25,000	--	--	0.95	2014	--	--	--	--
	75,000	225,000	--	0.64	2015	--	--	--	--
	100,000	200,000	--	0.75	2015	--	--	--	--
	25,000	--	--	0.62	2015	--	--	--	--
	66,666	133,334	--	0.94	2015	--	--	--	--
	50,000	--	--	1.02	2016	--	--	--	--
	--	1,000,000	--	1.02	2016	--	--	--	--

(1)  The unexercisable options for each Named Executive vest at the same rate for the respective equity award. The 75,000 unexercisable options vest in 2007. The 225,000 and 1,000,000  unexercisable options vest over three years beginning in 2007. The 200,000 and 133,334 unexercisable options vest over two years beginning in 2007.

   Employment Agreements

    On January 4, 2005, we entered into executive employment agreements with each of H. Craig Dees. Ph.D., Timothy C. Scott, Ph.D., Eric A. Wachter, Ph.D., and Peter R. Culpepper, CPA, to serve as our Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, respectively. Each agreement provides that such executive will be employed for a one-year term with automatic one-year renewals unless previously terminated pursuant to the terms of the agreement or either party gives notice that the term will not be extended. Each executive’s initial base salary is $200,000 per year and is subject to adjustment by our Board of Directors. Executives are also entitled to participate in any incentive compensation plan or bonus plan adopted by us without diminution of any compensation or payment under the agreement. Executives are further entitled to reimbursement for all reasonable out-of-pocket expenses incurred during his performance of services under the agreement.

    Each agreement generally provides that if the executive’s employment is terminated prior to a change in control (as defined in the agreement) (1) due to expiration or non-extension of the term by us; or (2) by us for any reason other than for cause (as defined in the agreement), then such executive shall be entitled to receive payments under the agreement as if the agreement was still in effect through the end of the period in effect as of the date of such termination. If the executive’s employment (1) is terminated by the company at any time for cause, (2) is terminated by executive prior to, and not coincident with, a change in control or (3) is terminated by executive’s death, disability or retirement prior to a change in control, the executive (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last date of the month of such termination, a pro rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement.

    In the event that coincident with or following a change in control, the executive’s employment is terminated or the agreement is not extended (1) by action of the executive including his death, disability or retirement or (2) by action of the company not for cause, the executive (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last date of the month of such termination, a pro rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement. In addition, the company shall pay to the executive (or his estate, as the case may be), within 30 days following the date of termination or on the effective date of the change in control (whichever occurs later), a lump sum payment in cash in an amount equal to 2.90 times the base salary paid in the preceding calendar year, or scheduled to be paid to such executive during the year of such termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount paid.

    The following table shows the base salary compensation these officers would have received under the employment agreements had a change in control occurred as of December 31, 2006.

Name	Amount
H. Craig Dees, Ph.D.	$1,015,000
Timothy C. Scott, Ph.D.	$1,015,000
Eric A. Wachter, Ph.D.	$1,015,000
Peter R. Culpepper, CPA, MBA	$1,015,000

    Equity Compensation Plan Information

    The table below sets forth certain information regarding shares available as of December 31, 2006 for issuance under our equity compensation plans:

Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	9,014,714	$ 0.91	800,000
Equity compensation plans not approved by stockholders	0	$ --	0
Total	9,014,714	$ 0.91	800,000

    Report of the Board of Directors Acting as the audit committee

    The Board of Directors serves as our audit committee. None of the members of the Board are independent. The Board acting as audit committee reviews our financial reporting process. In this context, the Board:

•	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2006.

•	has discussed with BDO Seidman, LLP, our independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

•
has received the written disclosures and the letter from BDO Seidman, LLP, required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with BDO Seidman, LLP, the independent accountant’s independence.

    Based on this review and the discussions referred to above, the Board determined that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Board also appointed BDO Seidman, LLP, as our independent registered public accountants for 2007.

    This report is submitted on behalf of the members of the Board of Directors acting as the Audit Committee:

H. Craig Dees          Timothy C. Scott
    Eric A. Wachter           Stuart Fuchs

    The Report of the Board acting as the Audit Committee set out above shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

    We do not currently have an "audit committee financial expert," as defined under the rules of the SEC. Because the Board consists of only four members and operations remain amenable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees. The entire Board acts as our audit committee as permitted under Section 3(a)(58)(B) of the Securities Exchange Act of 1934. We believe that all members of our Board are qualified to serve as the committee and have the experience and knowledge to perform the duties required of the committee. We do not have any independent directors who would qualify as an audit committee financial expert, as defined. We believe that it has been, and may continue to be, impractical to recruit such a director unless and until we are significantly larger.

Audit Fees

    The firm of BDO Seidman, LLP, served as our independent registered public accountants and audited our financial statements for 2006. We expect that representatives of BDO Seidman, LLP, will be present at the annual meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The table below sets out the fees we paid to BDO Seidman, LLP, our independent registered public accountants for 2005 and 2006.

	2005	2006
Audit fees	$104,900	$121,405
Audit-related fees	--	--
Tax fees	--	--
All other fees	--	--
Total	$104,900	$121,405

    It is the policy of the Board of Directors to pre-approve all audit and non-audit services provided by the Company's independent registered public accountants. The Board of Directors has considered whether the provision by BDO Seidman, LLP, of services of the varieties described above is compatible with maintaining the independence of BDO Seidman, LLP. In view of the fact that BDO Seidman, LLP, provides no services to us other than audit services, the Board of Directors believes that such services do not jeopardize the independence of BDO Seidman, LLP.

Certain Relationships and Related Transactions

    Officer/Director Advance

    In June 2006 an officer/director who is also an employee of the Company was advanced $273,247 through the Company’s payroll system. There is no balance remaining advanced to the employee at December 31, 2006.

    Private Placement Agent

       Stuart Fuchs, one of our directors, is an affiliate of Chicago Investment Group. During 2006, Chicago Investment Group served as placement agent for the sale of an aggregate of 1,866,833 shares of our common stock for an aggregate purchase price $1,750,125.  We also issued warrants to the investors to purchase up to an additional 466,833 shares of our common stock at an exercise price of $0.935 per share. As compensation for its services as placement agent, we issued 186,683 shares of common stock to Chicago Investment Group and paid commissions of $189,013.

Other Matters

    As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter properly is brought before the annual meeting for action by the stockholders, the persons named in the proxies will vote the shares of common stock represented by proxies as recommended by the Board of Directors or, if the Board gives no recommendation, as they may determine in their own discretion.

Additional Information

   Solicitation of Proxies and Cost

    We will bear the cost of soliciting proxies for the annual meeting. In addition to solicitation of proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telecommunications. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

   Stockholder Proposals for 2008 Annual Meeting of Stockholders

    Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2008 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than December 31, 2007.

                                            By Order of the Board of Directors

                                                                           /s/ Peter R. Culpepper
                                                                                           Peter R. Culpepper
                                                     Secretary

Knoxville, Tennessee
April 27, 2007

2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2007

This Proxy Is Solicited On Behalf Of The Board Of Directors

The 2007 Annual Meeting of Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company’s counsel, located at Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, on Thursday, June 21, 2007, beginning at 3:00 p.m. Eastern time. The undersigned hereby acknowledges receipt of the combined Notice of 2007 Annual Meeting of Stockholders and Proxy Statement dated April 27, 2007, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and Linda M. Crouch-McCreadie, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR proposal 1.

(continued on reverse side)
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7327 Oak Ridge Highway, Suite A Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013
April 27, 2007
Dear Stockholder:

It is a great pleasure to have this opportunity to provide you with our 2006 Annual Report and the Proxy Statement for our 2007 Annual Meeting of Stockholders. The Annual Report discusses our performance in fiscal 2007 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on June 21, 2007.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

                                                        Sincerely,

                                                   /s/Craig

                                                        H. Craig Dees, Ph.D.
                                                        Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein. If no instructions are provided, this proxy will be voted FOR the proposal described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

  As to the election to the Board of Directors of the nominees named in the proxy statement delivered in connection with the Annual Meeting of Stockholders, each for a one-year term expiring at the 2008 Annual Meeting of Stockholders:

☐ FOR all nominees listed below:

        H. Craig Dees, Ph.D.                    Timothy C. Scott, Ph.D.
        Stuart Fuchs                               Eric A. Wachter, Ph.D.

☐ WITHHOLD AUTHORITY for all nominees
      Instruction: To withhold authority to vote for any director nominee, mark this box and draw a line through the name of the nominee in the list above.

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

☒ Please mark your votes as indicated in this example.	Date: , 2007
Signature of stockholder
Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

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Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.